      Morgan Stanley Variable Investment Series Global Advantage Portfolio
                          Item 77(O) 10F-3 Transactions
                        July 1, 2005 - December 31, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Chungh  8/10/    -     $18.98 2,563,5  11,800    0.01%  0.75%   Goldma    UBS
  wa      05                   94,436                             n
Teleco                                                          Sachs
 m Co.                                                          Intern
  Ltd                                                           ationa
                                                                  l,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Dalwa
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                 Hong
                                                                Kong,
                                                                 ABN
                                                                 AMRO
                                                                Rothsc
                                                                hild,
                                                                Capita
                                                                  l
                                                                Securi
                                                                 ties
                                                                (Hong
                                                                Kong)
                                                                 Ltd,
                                                                Citigr
                                                                 oup,
                                                                Lehman
                                                                Brothe
                                                                  rs

                                                                Credit
                                                                Suisse
Suntec  12/13  26,380  $15.00 $395,70   2,700    0.10%  0.14%   First   Credit
   h     /05    ,000           0,000                            Boston  Suisse
 Power                                                            ,      First
Holdin                                                          Morgan  Boston
  gs,                                                           Stanle
 Inc.                                                             y,
                                                                 CLSA
                                                                Asia-
                                                                Pacifi
                                                                  c
                                                                Market
                                                                s, SG
                                                                Cowen
                                                                & Co.